August 29, 2000

Dear Valued Customer:

The past six months can be summed up in one word: uncertainty. Fears of rising interest rates and an overheating economy, combined with investor slowdowns in online trading and waning interest in high-priced technology stocks, have investors rethinking the value of prudent investment advice. Now may be a good time to meet with your representative and review your asset allocations.

We are happy to provide you with the Century II Semi-Annual Report of Variable Product Funds, dated June 30, 2000. In this book you will find semi-annual reports for the 21 investment subaccounts that support your Century II variable contract.

In our continuing effort to add value to our Century II variable contracts, we have added two new fund managers and nine new investments options as of August 29, 2000. These options expand the choices available to 31 including the fixed account. Among these selections are some new asset classes to the Century II product line, which should help you further diversify your portfolio. The new additions are:

AIM Value Fund                        Franklin Small Cap Fund
AIM Dent Demographic Trends Fund      Franklin Real Estate Fund
AIM Telecommunications and            Templeton Developing Markets Security Fund
   Technology Fund                    Federated International Small Company II
Seligman Capital Portfolio
Seligman Communications and
   Information Portfolio

In this packet of information you will find a booklet containing the prospectuses for each of these new subaccounts, a supplement to the MFS Bond Series prospectus telling of a new portfolio manager being added, as well as a supplement to the prospectus for the Century II variable contract(s) you own.

Also enclosed is a brochure telling you about our "DIGITAL" prospectuses and how you can get future updates on a CD. We must have your signature to authorize the use of the digital format so complete the return mailer card that is a part of this brochure and future updates are a click away.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about any of the items enclosed or about your Century II variable contract. You may also obtain policy and billing information by calling 1-800-572-2467.

We appreciate your business and thank you for your trust. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

                                   Sincerely,

                                   /s/ R. Philip Bixby
                                   R. Philip Bixby
                                   President and Chief Executive Officer

Century II Variable Products are distributed through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC